Amendment No. 4

to

Corporate Revolving and Term Loan Agreement

Among

Certain Lenders,

HSBC Securities (USA) Inc., formerly
known as HSBC Securities, Inc., As Arranger,

HSBC Bank USA, formerly
known as Marine Midland Bank, As Agent

And

Moog Inc.

        This Amendment dated as of December 7, 2001 ("Amendment") to the Corporate Revolving and Term Loan Agreement dated as of November 30, 1998 as amended("Agreement") is entered into by and among MOOG INC., a New York business corporation("Borrower"), certain lenders which are currently parties to the Agreement ("Lenders"), HSBCSECURITIES (USA) INC., a Delaware corporation, formerly known as HSBC Securities, Inc., as arranger ("Arranger"), and HSBC BANK USA, a New York banking corporation, formerly known as Marine Midland Bank, as agent for the Lenders ("Agent").

RECITALS

        1.    Borrower has informed the Agent, the Arranger and the Lenders of its intention to reorganize its European operations in order to create a new and effective management structure and achieve certain tax benefits. Toward that end, Borrower is proposing to take the following actions (collectively, the "European Reorganization Plan"):

               (a)    The formation of a new entity named Moog Europe Holdings, S.L.("Moog Europe") under the laws of Spain as a holding company to be wholly-owned by Borrower, to have a branch office in Switzerland ("Moog Europe Branch"), and to be the parent of GHC (as defined below);

                (b)    The acquisition of a shell entity formed under the laws of Germany named Moog Holding GmbH ("GHC") to serve as a holding company to be wholly-owned by MoogEurope and, on completion of the European Reorganization Plan, to have as direct wholly-owned subsidiaries Moog Hydrolux S.a.r.l. ("Moog Luxembourg") and Moog GmbH and with Moog GmbH being the parent of Moog Italiana S.r.l. which in turn is the parent of Microset S.r.l.;

                (c)    The transfer by Borrower to Moog Europe of Borrower's stock in Moog Luxembourg and Moog GmbH ("Moog Europe Transfer") in return for all of the stock of Moog Europe;

                (d)    The transfer from Moog Europe to GHC of all of Moog Europe's stockownership in Moog Luxembourg and Moog GmbH ("GHC Transfer") for an aggregate consideration of approximately 160 Million Euro consisting of approximately 46 Million Euro inequity and the GHC Transfer Note (as defined below);

                (e)    The issuance to Moog Europe by GHC of an intercompany note in an approximate amount of 114 Million Euro in partial payment for the GHC Transfer ("GHCTransfer Note"), which GHC Transfer Note will be allocated to the Moog Europe Branch.

        2.    In order to effect the Moog Europe Transfer and the GHC Transfer, the existing pledges by Borrower in favor of the Agent, for the benefit of the Agent, the Arranger and the Lenders, of 65% of Borrower's stock in Moog Luxembourg and Moog GmbH need to be released by the Agent (collectively, the "Pledge Release").

        3.    In return for the Pledge Release, Borrower will pledge to the Agent, for the benefit of the Agent, the Arranger and Lenders, 65% of Borrower's stock ownership in Moog Europe ("Moog Europe Pledge"), and cause Moog Europe and GHC to enter into negative pledge agreements in form and content satisfactory to the Agent (collectively, the "Negative Pledge Agreements") for the benefit of the Agent, the Arranger and the Lenders, whereby Moog Europe and GHC covenant not to sell or otherwise transfer or encumber their stock ownership in any of their respective direct or indirect subsidiaries while any indebtedness of Borrower is outstanding under the Agreement, or any renewal or replacement thereof.

        4.    Borrower has requested that the Agent and the Lenders consent to the European Reorganization Plan, and specifically amend the Agreement as necessary with respect to: (i) the formation of Moog Europe as a Directly-Owned Foreign Subsidiary and to GHC as a Subsidiary of Moog Europe; (ii) the Pledge Release in return for the Moog Europe Pledge and the Negative Pledge Agreements; and (iii) the issuance of the GHC Transfer Note.

        5.    The Agent and the Lenders are agreeable to the foregoing to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

        6.    The Borrower and each of the guarantors under the Agreement ("Guarantors")will benefit from the changes to the Agreement set forth in this Amendment in that the improved management structure and significant tax savings achieved will enhance their respective businesses.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Borrower and its Subsidiaries, the parties hereto agree as follows:

        1.    Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings specified in the Agreement.

        2.    Amendments.

                2.1 Section 1 entitled "Definitions" is amended by adding the following new definitions:

     "dddd. Amendment No. 4. "Amendment No. 4" means the Amendment No. 4 dated as of December 7, 2001 by and among the Borrower, the Agent, HSBC as Arranger and the Lenders amending this Agreement to provide for, among other things, certain covenant modifications and certain consents.

"dddd. Amendment No. 4. "Amendment No. 4" means the Amendment No. 4 dated as of December 7, 2001 by and among the Borrower, the Agent, HSBC as Arranger and the Lenders amending this Agreement to provide for, among other things, certain covenant modifications and certain consents.

eeee. Moog Europe. "Moog Europe" means Moog Europe Holdings, S.L., a holding company formed under the laws of Spain and wholly-owned by the Borrower.

ffff. GHC. "GHC" means Moog Holding GmbH, a holding company formed under the laws of Germany and wholly-owned by Moog Europe."

                2.2    Section 1 kkk. entitled "Permitted Indebtedness" is deleted in its entirety and replaced with the following:

"kkk. Permitted Indebtedness. "Permitted Indebtedness" means (i) any Indebtedness pursuant to this Agreement, (ii) any Indebtedness constituting unsecured normal trade debt incurred upon customary terms in the ordinary course of its business or any other accrued liability (except Debt) described in clause (i) of Section 1gg of this Agreement, (iii) any Indebtedness arising from the endorsement in the ordinary course of its business of any check or other negotiable instrument for deposit or collection, (iv) any Indebtedness fully and accurately described under the heading "Permitted Indebtedness" in Schedule 1kkk as originally attached to and made a part of this Agreement, (v) the Indebtedness in the approximate amount of 114 Million Euro by GHC to Moog Europe in partial payment for the acquisition by GHC from Moog Europe of all of the equity interests in Moog Hydrolux S.a.r.l. and Moog GmbH, or (vi) any other Indebtedness the aggregate outstanding amount of which is not more than $25,000,000 at any time."

                2.3    Section 8 h(vi) is hereby deleted in its entirety and replaced with the following:

"(vi) have any Subsidiary that is not a Subsidiary on the date of this Agreement other than (a) a Subsidiary that becomes such as a result of a Permitted Acquisition and (b) Moog Europe and (c) GHC;"

        3.    Consents.

                3.1    Reorganization and Pledge Release.  The Lenders and the Agent hereby consent to the European Reorganization Plan, and consent to the Agent making the Pledge Release and obtaining in substitution therefor the Moog Europe Pledge and the Negative Pledge Agreements.

                3.2    Limitation on Consents.  The foregoing consents are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver of any right, power or remedy of either the Agent, the Arranger or any Lender under the Agreement or any Loan Document, or (iii) a waiver of or consent to any Event of Default or Default under the Agreement or any Loan Document.

        4.    Conditions Precedent to this Amendment.  The effectiveness of each and all of the amendments and consents contained in this Amendment is subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                4.1    Amendment Documentation.  There shall have been duly executed and delivered to the Agent twelve (12) duplicate originals of:

a.	This Amendment duly executed by all parties hereto and the Guarantors;

b.	The Negative Pledge Agreements duly executed by Moog Europe, GHC and Borrower, as appropriate;

c.	An updated Exhibit A in form and content satisfactory to the Agent ("Security Agreement Schedule") to the Borrower's General Security Agreement dated as of November 30, 1998 executed by the Borrower and reflecting all current Domestic and Foreign Subsidiaries subject thereto, including, without limitation, Moog Europe, and the relevant information regarding pledged shares of stock; and

d.	A counsel opinion from counsel to the Borrower, Hodgson Russ LLP, in form and content satisfactory to the Agent, addressed to the Agent, the Arranger and the Lenders, and covering the due authorization, execution, delivery and performance by Borrower and the Guarantors of the documents required from Borrower and the Guarantors hereunder and the legal, valid and binding nature thereof, and such other matters as are reasonably requested by the Agent and its counsel and to include an express statement to the effect that the Lenders', the Arranger's and the Agent's counsel are authorized to rely on such opinion.

                4.2    No Default.  As of the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

                4.3    Representations and Warranties.  The representation and warranties contained in Section 5 of this Amendment and in the Agreement shall be true correct and complete as of the effective date of this Amendment as though made on such date.

                4.4    Other. The Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent and its counsel.

    5.    Representations and Warranties of Borrower. Borrower hereby represents and warrants as follows:

                5.1    Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, and the Agreement and each of the other Loan Documents remains in full force and effect.

                5.2    As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

                5.3    The execution, delivery and performance by the Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene Borrower's certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgement, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on Borrower or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

                5.4    This Amendment has been duly executed and delivered by the Borrower and by the Guarantors. This Amendment is the legal, valid and binding obligation of the Borrower and the Guarantors enforceable against the Borrower and each of the Guarantors in accordance with its terms.

                5.5    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Borrower and the Guarantors of this Amendment or any other agreement or document related hereto or contemplated hereby to which the    Borrower or any of the Guarantors is or is to be a party or otherwise bound or (ii) the exercise by the Agent, the Arranger or any Lender of its rights under the Agreement as amended by this Amendment.

        6.    Acknowledgments and Reaffirmations.

                6.1    The Borrower hereby reaffirms the Loan Documents to which it is a party and agrees that such Loan Documents remain in full force and effect.

                6.2    By their signatures below, each of the Guarantors specifically consents to each of the amendments, consents and agreements herein and reaffirms the continuing effectiveness of their respective guaranty, general security agreement and UCC financing statements originally executed and delivered in connection with the Agreement, and agrees that such guaranty, general security agreement and UCC financing statements cover payment of any and all Obligations under the Agreement as amended hereby.

        7.    Other.

                7.1    Borrower agrees to pay all out-of-pocket expenses and fees of the Agent in connection with the preparation of this Amendment including the reasonable fees and disbursements of counsel to the Agent.

                7.2    This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

                7.3    This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

        The Lenders, the Arranger, the Agent, the Borrower and the Guarantors have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

                                                                                 HSBC BANK USA

                                                                                By   /s/
                                                                                Name:  William H. Graser                                                                                                   Title:  Vice President

                                                                                MANUFACTURERS AND TRADERS
                                                                                TRUST COMPANY

                                                                                By   /s/
                                                                                 Name: Sean Timms
                                                                                 Title: Vice President

                                                                                FLEET NATIONAL BANK

                                                                                By   /s/
                                                                                Name: John Larry
                                                                                Title: Regional President

                                                                                BANK OF TOKYO-MITSUBISHI
                                                                                TRUST COMPANY

                                                                                By   /s/
                                                                                 Name: Joseph P. Devoe
                                                                                 Title: Vice President

                                                                                KEYBANK NATIONAL ASSOCIATION

                                                                                By   /s/
                                                                                Name: Mary K. Young
                                                                                Title: Vice President

                                                                                LANDESBANK BADEN-WURTTEMBERG

                                                                                By   /s/
                                                                                Name: Terry Blagden
                                                                                Title: Senior Credit Officer

                                                                                By   /s/
                                                                                Name: Karen Richard
                                                                                Title: Vice President

                                                                                NATIONAL BANK OF CANADA

                                                                                By   /s/
                                                                                Name: Timothy Lohn
                                                                                Title: Regional Manager

                                                                                By______________________________
                                                                                Name: Mark D. Dzimian
                                                                                Title: Assistant Vice President

                                                                                THE CHASE MANHATTAN BANK

                                                                                By   /s/
                                                                                Name: Michael E. Wolfram
                                                                                Title: Vice President

                                                                                HSBC SECURITIES (USA) INC., As Arranger

                                                                                By   /s/
                                                                                Name: Martin F. Brown
                                                                                Title: Managing Director

                                                                                HSBC BANK USA, As Agent

                                                                                By   /s/
                                                                                Name: William H. Graser
                                                                                Title: Vice President

                                                                                MOOG INC.

                                                                                By   /s/
                                                                                Name: Timothy P. Balkin
                                                                                Title: Treasurer

                                                                                MOOG FSC LTD., as a guarantor

                                                                                By   /s/
                                                                                Name: Donald R. Fishback
                                                                                Title: Vice President

                                                                                MOOG PROPERTIES, INC., as a guarantor

                                                                                By   /s/
                                                                                Name: Donald R. Fishback
                                                                                Title: Vice President

                                                                                MOOG INDUSTRIAL CONTROLS
                                                                                CORPORATION, as a guarantor

                                                                                By   /s/
                                                                                Name: Donald R. Fishback
                                                                                Title: Vice President